INFOCROSSING, INC. AND SUBSIDIARIES
                                  EXHIBIT 10.6A

                           TENTH FLOOR OPTION AGREEMNT

         AGREEMENT made as of the 30th day of November, 1999, by and among G-H-G REALTY COMPANY, L.L.C., a limited liability company formed in accordance with the laws of the State of New York (successor to G-H-G Realty Company, a partnership), having an office at 360 West 31st Street, New York, New York 10001 (hereinafter referred to as "Landlord"); RSL COM U.S.A., INC., a Delaware corporation, having an office at 430 Park Avenue, New York, New York 10022 (hereinafter referred to as "Subtenant"); and COMPUTER OUTSOURCING SERVICES, INC. (formerly known as Commercial Online Systems, Inc.), a Delaware corporation having an office at 2 Christie Heights Street, Leonia, New Jersey 07605 (hereinafter referred to as "COSI").

                              W I T N E S S E T H:

         WHEREAS, the Landlord previously entered into an Agreement of Lease dated January 24, 1991 with COSI with respect to certain space on the Tenth
(10th) and Eleventh (11th) Floors and certain basement space in the building known as 360 West 31st Street, New York, New York (the "Building") (the said Agreement of Lease together with five (5) separate supplemental agreements by and between the parties thereto being collectively referred to herein as "the Lease"); and

         WHEREAS, COSI thereafter entered into an Agreement of Sublease dated July 1998 with the Subtenant (the "Sublease"), pursuant to which COSI sublet to Subtenant the entire Eleventh (11th) Floor of the Building (the "Eleventh Floor Premises") consisting of approximately 22,300 rentable square feet and part of the Tenth (10th) Floor (the "Tenth Floor Premises") of the Building, consisting of approximately 9,200 rentable square feet (the Eleventh Floor Premises and the Tenth Floor Premises being collectively referred to herein as the "Demised Premises"); and

         WHEREAS, Subtenant, as a condition of Landlord's consent to Sublease, agreed to be subject and subordinate at all times to all covenants, agreements, terms, provisions and conditions of the Lease and of a certain Consent to Sublease dated September 14, 1998 (the "Consent"); and

         WHEREAS, the parties have entered into a certain agreement of even date herewith (the "Eleventh Floor Option Agreement") pursuant to which COSI and Subtenant have granted to Landlord an option (the "Eleventh Floor Option") to take back the Eleventh Floor Premises, which option shall expire on December 3, 1999 (the "Eleventh Floor Option Expiration Date"); and

         WHEREAS, Landlord has requested an option to take back the Tenth Floor Premises, and COSI and Subtenant desire to grant such option to Landlord on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual obligations of the parties hereto, and other good and valuable consideration, receipt of which is acknowledged by each of them, the parties hereby covenant and agree as follows:

         1. Grant of Option. Subtenant and COSI hereby grant Landlord the option (the "Tenth Floor Option"), expiring on February 15, 2000 (the "Tenth Floor Option Expiration Date") to take back the Tenth Floor Premises.

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         2. Manner of Exercise. The Tenth Floor Option may be exercised only by delivery of written notice of such exercise to Subtenant and COSI prior to the Tenth Floor Option Expiration Date. Such notice shall be deemed given on the date of actual receipt thereof by Subtenant and COSI (such date being referred to herein as the "Tenth Floor Option Exercise Date").

         3.       Consideration.   In  the  event  that  the  Landlord   elects
                  -------------
to exercise the Tenth Floor Option, Subtenant shall pay the total sum of Eighty Seven Thousand ($87,000.00) Dollars, ("Consideration") as follows:

a.       To the Landlord, the sum of Twelve Thousand Dollars ($12,000.00);

b. To S.L. Green Leasing, Inc., the sum of Fifty Two Thousand Five Hundred Dollars ($52,500.00);

c.       To COSI, the sum of Twenty Two Thousand Five Hundred Dollars
($22,500.00).

         4.       Payment.        The aforementioned payments shall be made
                  -------
within five (5) business days after receipt by Subtenant and COSI of notice of exercise of the Tenth Floor Option. If such payments are not timely made, they shall accrue interest at the highest rate permitted by law. In the event that Landlord, COSI, or S.L. Green Leasing, Inc. as the case may be, is required to expand any sums, including but not limited to reasonable legal fees, to collect any such payment, Subtenant shall, in addition to all other payments required hereunder, be liable for all such costs and expenses.

5.       Termination of Sublease; Mutual Release.
         ---------------------------------------

A. The Sublease shall automatically be deemed cancelled and terminated in full, effective as of the Tenth Floor Option Exercise Date, and Subtenant shall have no further liability whatsoever to COSI or Landlord as of the Tenth Floor Option Exercise Date, arising out of the Sublease, the Lease, the Consent or otherwise, all of which liabilities are hereby released, except for rent or other obligations under the Sublease accruing prior to the Tenth Floor Option Exercise Date and the Consideration payment obligations set forth herein.

                  B. Effective as of the Tenth Floor Option Exercise Date, Subtenant releases COSI from all liability under the Sublease, except for obligations or liabilities of COSI accruing thereunder on or after December 1, 1999.

         6. COSI Liability. Upon the Tenth Floor Option Exercise Date, COSI shall continue to be liable for the rent and additional rent due under the Lease but for no other obligations thereunder, the Landlord releasing COSI from all claims, obligations, actions, suits and the like under the Lease except COSI's liability for the rent and additional rent thereunder as limited herein and except for obligations under the lease, if any, arising prior to the Tenth Floor Option Exercise Date; provided, however, that effective as of the Tenth Floor Option Exercise Date, the liability of COSI thereunder shall be reduced by an amount equal to the amount of the liability of Subtenant under the Sublease for rent and additional rent which shall have been eliminated pursuant to the provisions of the Eleventh Floor Option Agreement and this Tenth Floor Option Agreement.

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         7. Refund of Security. Simultaneously with the receipt of the payment to be made to it pursuant to paragraph "3" hereof, COSI shall take all steps as may be required to permit all security remaining on deposit, or otherwise posted by, Subtenant under the sublease to be released to Subtenant.

         8.       Brokerage   Commission.   Subtenant   shall  have  no
                  ----------------------
liability  for  any   brokerage   commission  in connection with this
transaction other than as set forth in Paragraph 3(b) hereof. Subtenant shall, however, pay any commission which may be due any broker, other than S.L. Green Leasing, Inc., with whom Subtenant may have dealt. COSI shall have no liability for any brokerage commission in connection with this transaction.

         9. Expiration of Eleventh Floor Option. In the event that the Landlord fails to exercise the Eleventh Floor Option on or before the Eleventh Floor Option Expiration date, this Tenth Floor Option Agreement shall immediately cease to be of any further force or effect, and shall be deemed cancelled and terminated, as of the Eleventh Floor Option Expiration Date.

         10. Expiration of Tenth Floor Option. In the event that the Landlord shall exercise the Eleventh Floor Option, but shall fail to exercise the Tenth Floor Option on or before the Tenth floor Option Expiration Date, this Agreement shall immediately cease to be of any further force or effect, and shall be deemed cancelled and terminated, as of the Tenth Floor Option Expiration Date.

         11.      Third  Party  Beneficiary.  S.L.  Green  Leasing,  Inc.  Shall
                  -------------------------
 be deemed a third party beneficiary of paragraphs "3" and "4" of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of this 30th day of November, 1999.


                        G-H-G REALTY COMPPANY, LLC, Landlord

                                /s/ Bruce Gittlin
             By:      _______________________________________

                       RSL COM U.S.A., INC., Subtenant

                            /s/ Ruth Fisher
              By:     _______________________________________
                           Vice President

                        COMPUTER OUTSOURCING SERVICES, INC.

                         /s/ Nicolas J. Letizia
              By:     ________________________________________
                        Chief Financial Officer







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                              G-H-G REALTY COMPANY
                           21 PENN PLAZA o SUITE 1000
                              360 WEST 31ST STREET
                               NEW YORK, NY 10001
                                 (212) 244-4646

                                                            February 14, 2000



BY: HAND DELIVERY

Computer Outsourcing Services, Inc.
2 Christie Heights Street
Leonia, NJ 07605

RSL Com U.S.A., Inc.
430 Park Avenue
New York, NY 10022

Gentlemen:

In accordance with Paragraph 2. of the 10th Floor Option Agreement between us, made as of the 30th day of November 1999 (the "Agreement"), this letter will serve to formally notify you that we have elected to exercise the 10th Floor Option set forth in Paragraph 1. of the Agreement.

Please note that in accordance with Paragraph 4. of the Agreement, RSL is required to make the payments referred to in Paragraph 3. of the Agreement within five (5) business days after receipt of this notice.


                                                              Very truly yours,

                                                 G-H-G REALTY COMPANY, L.L.C.
                                           By: G-H-G Realty Management Co., Inc.
                                                       Management Member


                                                      /s/ Bruce D. Gittlin
                                                       -------------------
                                                        Bruce D. Gittlin
                                                            President













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